Long-term Debt and Other Financing Arrangements - Summary of Future Minimum Capital Lease Payments under Non-Cancelable Capital Leases (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Debt Instrument [Line Items]
2013	$ 19
2014	15
2015	14
2016	14
2017	14
Thereafter	91
Total	167
Less: amount representing interest	60
Present value of minimum lease payments	107
Current portion	10
Total non-current portion	97
Present value of minimum lease payments	$ 107